Annual Report September 30, 1999


Oppenheimer
Intermediate Municipal Fund


OppenheimerFunds(r)
The Right Way to Invest

REPORT HIGHLIGHTS


CONTENTS

 1   President's Letter

 3   An Interview
     with your Fund's
     Manager

 7   Fund Performance

12   FINANCIAL
     STATEMENTS

32   INDEPENDENT
     AUDITORS' REPORT

33   Federal
     Income Tax
     Information

34   Officers and Trustees

35   OppenheimerFunds
     Family




ALTHOUGH TOTAL RETURN WAS NEGATIVE, Oppenheimer Intermediate Municipal Fund continued to offer positive tax-free yields.

MUNICIPAL BONDS WERE LESS VOLATILE than other types of fixed income securities, such as U.S. Treasury bonds.

THE HEALTHCARE SECTOR AND OTHER LOWER RATED SECURITIES offer significant extra yield that we believe compensates for the additional credit risk.


AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 9/30/99*

Class A
Without         With
Sales Chg.      Sales Chg.
--------------------------------------
-1.08%          -4.55%

Class B
Without         With
Sales Chg.      Sales Chg.
--------------------------------------
-1.83%          -5.60%

Class C
Without         With
Sales Chg.      Sales Chg.
--------------------------------------
-1.84%          -2.78%


-------------------------
   NOT FDIC INSURED
   NO BANK GUARANTEE
   MAY LOSE VALUE
-------------------------

*  See page 10 for further details.

PRESIDENT'S LETTER

Dear shareholder,


[photo of James C. Swain]
JAMES C. SWAIN
Chairman
Oppenheimer
Intermediate
Municipal Fund

BRIDGET A. MACASKILL

[photo of Bridget A. Macaskill]
BRIDGET A. MACASKILL
President
Oppenheimer
Intermediate
Municipal Fund



In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as the Standard & Poor's 500.



1    OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

PRESIDENT'S LETTER


At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development IS quite troublesome to us, however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,


/s/James C. Swain                      /s/Bridget A. Macaskill
-----------------                      -----------------------
James C. Swain                         Bridget A. Macaskill

October 21, 1999


2  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER(1)

Q

HOW DID OPPENHEIMER INTERMEDIATE MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. The rising interest rate environment caused bond prices to fall during much of the one-year period. As a result, the total return for most fixed income securities was low or even negative during the period. Oppenheimer Intermediate Municipal Fund's total return was negative, and in line with its competitors as measured by Lipper Analytical Services, Inc.

     On a tax-free yield basis, the Fund's tax-free yield, at 4.64%, was quite attractive in relation to comparable U.S. Treasury securities. Indeed, for investors in the top federal tax bracket, that works out to a taxable equivalent yield of 7.68%. That type of taxable return would be very difficult to achieve without taking substantial credit risk. Yet, during the period the municipal bonds held in Oppenheimer Intermediate Municipal Fund's portfolio had an average credit quality of AAA.

HOW DID MUNICIPAL BONDS PERFORM COMPARED TO U.S. TREASURY BONDS DURING THE
PERIOD?

In stark contrast to the volatile prices of U.S. Treasury securities, municipal bonds were remarkably stable throughout the one-year reporting period. Last fall, global economic uncertainty triggered a "flight to quality" by U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down. However, because municipal bonds do not provide tax advantages to foreign investors, munis did not benefit to the same extent.

1. Effective November 1, 1999, Christian Smith became the Portfolio Manager of the Fund.


3  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER



--------------------------------------------------------------------------------
"MUNICIPAL BONDS CONTINUE TO BE EXTREMELY ATTRACTIVE IN RELATION TO U.S. TREASURY BONDS. IN FACT, MUNICIPAL BONDS ARE YIELDING AS MUCH AS 95% OF A TAXABLE SECURITY."
--------------------------------------------------------------------------------


In 1999, the situation completely reversed. As the global economy rebounded, investors regained their confidence and sold their Treasury bonds in order to return to financial assets such as stocks. Meanwhile, the municipal market maintained its value.

     Unlike U.S. Treasury bonds, the most liquid market in the world, municipal bond prices are strongly influenced by supply factors. During the fiscal year, municipalities reduced their issuance of new bonds due to strong local economies that generated enough tax revenues to fund projects. This reduced supply was a positive factor for the municipal bond market.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

By late summer, municipal bond prices had appreciated handsomely in relation to U.S. Treasury bonds. Simultaneously, corporate bond prices fell sharply as the Federal Reserve Board raised short-term interest rates, suggesting that the economy would slow and diminish corporate credit quality. This caused many insurance companies, which typically hold large quantities of municipals, to sell their positions in favor of the unusual opportunity in the corporate market. This had a negative impact on the Fund.

WHERE DID YOU FIND VALUE IN THE MARKET?

The healthcare sector continues to be an area of opportunity for us. Many investors are avoiding the area because of concerns over Medicare reimbursement. When the government controls prices, healthcare facilities tend to earn less profit. However, we analyze any potential holding very carefully, and we believe that the yields offered by these securities more than compensate for the additional credit risk. In fact, we see excellent opportunities in healthcare, particularly in bond issues that are insured.



4  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

[Tabular representation of a Pie Chart]

----------------------------------
CREDIT ALLOCATION(2)

l AAA                     42.1%
l AA                       3.8
l A                       20.2
l BBB                     13.4
l BB                      15.0
l B                        5.5
----------------------------------


WHAT OTHER MANAGEMENT STRATEGIES HAVE YOU UTILIZED?

We have avoided discounted bonds that pay low coupons. These bonds tend to perform poorly in a rising interest rate environment. In addition, we have been selling high quality California bonds to brokerage firms at higher-than-average prices because of strong demand from retail customers. We invested the proceeds into other positions offering very attractive tax-exempt yields.

WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE COMING MONTHS?

Municipal bonds continue to be extremely attractive in relation to U.S. Treasury bonds. In fact, municipal bonds are yielding as much as 95% of a taxable security. As we have seen during the past year, municipal bonds also tend to be less volatile than other types of fixed income investments. Furthermore, the national economy remains very strong, which should help reduce the risk of potential credit downgrades in the sector. Whatever the coming months may hold for the economy and the municipal bond market, we will continue to conduct thorough analysis in choosing positions for the portfolio, making Oppenheimer Intermediate Municipal Fund an important part of THE RIGHT WAY TO INVEST.



2. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 22.56% of total investments), but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.



5  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(3)

Class A
1-year     5-year    10-year
--------------------------------
-4.55%     5.17%     6.40%

Class B              Since
1-year     5-year    Inception
--------------------------------
-5.60%     N/A       4.17%

Class C              Since
1-year     5-year    Inception
--------------------------------
-2.78%     5.15%     3.95%


--------------------------------

--------------------------------
STANDARDIZED YIELDS(4)
For the 30 Days Ended 9/30/99

--------------------------------
Class A                    4.64%
--------------------------------
Class B                    4.04
--------------------------------
Class C                    4.05
--------------------------------

TOP 10 LARGEST POSITIONS BY STATE(5)

-------------------------------------------------
New York                                 18.7%
-------------------------------------------------
California                               16.9
-------------------------------------------------
Illinois                                 12.8
-------------------------------------------------
Pennsylvania                              8.2
-------------------------------------------------
New Jersey                                6.8
-------------------------------------------------
Michigan                                  4.1
-------------------------------------------------
Ohio                                      3.2
-------------------------------------------------
Connecticut                               2.6
-------------------------------------------------
Texas                                     2.6
-------------------------------------------------
Arizona                                   2.0
-------------------------------------------------


3. See page 10 for further details.

4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.

5. Portfolio data is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.



6  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. For the Fund's fiscal year that ended September 30, 1999, Oppenheimer Intermediate Municipal Fund produced a negative total return. In a rising interest rate environment, it is very difficult for fixed income funds to produce a positive total return. However, the Fund's tax-free yield was positive. To enhance yield, the portfolio manager sought lower rated bonds that appeared attractively priced. Because of this method of increasing yield, the Fund remained diligent in adhering to its long-standing strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on September 11, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



7  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Intermediate Municipal Fund (Class A), and Lehman Brothers Municipal Bond Index

[Tabular representation of line chart]


Oppenheimer Intermediate Municipal Fund Class A
Lehman Brothers Municipal Bond Index

             Oppenheimer        Lehman
9.30.89         9650            10000
9.30.90         10242           10680
9.30.91         11594           12088
9.30.92         12881           13351
9.30.93         14208           15053
9.30.94         13939           14685
9.30.95         15163           16328
9.30.96         15984           17314
9.30.97         17378           18875
9.30.98         18791           20520
9.30.99         18588           20377


AVERAGE  ANNUAL  TOTAL  RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)
1-YEAR  -4.55%   5-YEAR 5.17%   10-YEAR 6.40%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Intermediate Municipal Fund (Class B), and Lehman Brothers Municipal Bond Index

[Tabular representation of line chart]

Oppenheimer Intermediate Municipal Fund Class B
Lehman Brothers Municipal Bond Index

             Oppenheimer        Lehman
9.11.95         10000           10000
9.30.95         10012           10063
9.30.96         10469           10671
9.30.97         11295           11633
9.30.98         12122           12647
9.30.99         11800           12559


AVERAGE  ANNUAL  TOTAL  RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)
1-YEAR  -5.60%   LIFE 4.17%


8  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Intermediate Municipal Fund (Class C), and Lehman Brothers Municipal Bond Index


[Tabular representation of line chart]

Oppenheimer Intermediate Municipal Fund Class C
Lehman Brothers Municipal Bond Index


             Oppenheimer        Lehman
12.1.93         10000           10000
9.30.94         9748            9824
9.30.95         10541           10923
9.30.96         11029           11582
9.30.97         11894           12626
9.30.98         12766           13727
9.30.99         12532           13631



AVERAGE  ANNUAL  TOTAL  RETURN OF CLASS C SHARES OF THE FUND AT 9/30/991
1-YEAR  -2.78%   5-YEAR 5.15%   LIFE 3.95%



The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/89 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.

1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



9  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 11/11/86. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/92, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 9/11/95. The average annual total returns are shown net of the applicable 4% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.



10  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIALS



11  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 1999

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--99.0%
------------------------------------------------------------------------------------------------------------------------
 ALABAMA--1.4%
 Huntsville, AL Health Care Authority RRB, Series A,
 MBIA Insured, 5.50%, 6/1/08                                      Aaa/AAA          $1,000,000        $  1,032,270
------------------------------------------------------------------------------------------------------------------------
 Lauderdale Cnty. & Florence AL Health Care Authority
 RB, Coffee Health Group, Series A, 5.75%, 7/1/14              NR/AAA/AAA           1,355,000           1,371,612
                                                                                                     ------------
                                                                                                        2,403,882

------------------------------------------------------------------------------------------------------------------------
 ARIZONA--2.0%
 AZ Educational LMC RRB, Jr. Subseries, 6.30%, 12/1/08            NR/NR/A           3,155,000           3,304,547
------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--16.7%
 Berkeley, CA HF RRB, Alta Bates Medical Center,
 Prerefunded, Series A, 6.50%, 12/1/11                              A2/NR           3,000,000           3,212,430
------------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Episcopal Homes
 Foundation, 5.125%, 7/1/13                                         NR/A-           2,000,000           1,895,780
------------------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP, Cedars-Sinai
 Medical Center, MBIA Insured, 6.50%, 8/1/12                      Aaa/AAA           1,000,000           1,103,060
------------------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP, Inverse Floater,
 7.625%, 11/1/15(1)                                                 A1/NR           3,500,000           3,180,625
------------------------------------------------------------------------------------------------------------------------
 Capistrano, CA USD CFD SPTX Bonds, Series 98-2 Ladera,
 5.50%, 9/1/13                                                      NR/NR           2,000,000           1,903,700
------------------------------------------------------------------------------------------------------------------------
 Capistrano, CA USD CFD SPTX Bonds, Series 98-2 Ladera,
 5.60%, 9/1/14                                                      NR/NR           1,000,000             953,020
------------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA School FAU RRB, Horsethief Canyon,
 5.35%, 9/1/10                                                      NR/NR           3,000,000           2,853,330
------------------------------------------------------------------------------------------------------------------------
 Long Beach, CA Harbor RRB, Series A, FGIC Insured,
 6%, 5/15/09                                                      Aaa/AAA           1,500,000           1,606,875
------------------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A, MBIA Insured,
 5.95%, 8/1/10                                                    Aaa/AAA           1,000,000           1,087,830
------------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA Refunding COP, Air Force Village
 West, Inc., Series A, 8.125%, 6/15/12                              NR/NR           2,290,000           2,555,594
------------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SPTX Refunding Bonds,
 CFD No. 1, 5.60%, 12/1/11                                          NR/NR           1,435,000           1,415,843
------------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SPTX Refunding Bonds,
 CFD No. 1, 5.80%, 9/1/09                                           NR/NR             790,000             804,204
------------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SPTX Refunding Bonds,
 CFD No. 1, 5.90%, 9/1/10                                           NR/NR             785,000             799,405
------------------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration RB, Procter & Gamble
 Cogeneration Project, Prerefunded, 6.375%, 7/1/10                  NR/NR             600,000             667,806
------------------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration RB, Proctor & Gamble
 Cogeneration Project, Unrefunded Balance,
 6.375%, 7/1/10                                               NR/BBB-/BBB             500,000             546,215

12  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 San Joaquin Hills, CA Transportation Corridor
 Agency Toll Road CAP RRB, Series A, MBIA Insured,
 Zero Coupon, 5.25%, 1/15/11(2)                               Aaa/AAA/AAA          $5,450,000        $  3,030,745
                                                                                                     ------------
                                                                                                       27,616,462

------------------------------------------------------------------------------------------------------------------------
 COLORADO--0.9%
 Denver, CO City & Cnty. Airport RB, Series A, 7%, 11/15/99      Baa1/BBB           1,000,000           1,003,410
------------------------------------------------------------------------------------------------------------------------
 Meridian Metropolitan District, CO GORB, 7.50%, 12/1/11            A3/NR             500,000             530,390
                                                                                                     ------------
                                                                                                        1,533,800

------------------------------------------------------------------------------------------------------------------------
 CONNECTICUT--2.6%
 CT DAU RB, Mystic Marinelife Aquarium Project, Series A,
 6.875%, 12/1/17                                                    NR/NR           1,000,000           1,017,720
------------------------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RB,
 Prerefunded, Series A, 6.50%, 9/1/05(3)                          Aaa/AAA           1,240,000           1,362,500
------------------------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RB,
 Sub. Lien, Series B, 5.60%, 9/1/09(3)                            Baa3/NR             600,000             591,990
------------------------------------------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RB,
 Unrefunded Balance, Series A, 6.50%, 9/1/05(4)                   NR/BBB-           1,260,000           1,352,749
                                                                                                     ------------
                                                                                                        4,324,959


------------------------------------------------------------------------------------------------------------------------
 DELAWARE--1.2%
 DE HFAU RB, Christiana Care Health Services,
 AMBAC Insured, 5.25%, 10/1/12                                    Aaa/AAA           2,000,000           1,973,140
------------------------------------------------------------------------------------------------------------------------
 FLORIDA--1.6%
 FL HFA MH RRB, Series C, 6%, 8/1/11                               NR/AAA           1,000,000           1,042,350
------------------------------------------------------------------------------------------------------------------------
 Grand Haven, FL CDD SPAST RB, Series A,
 6.30%, 5/1/02                                                      NR/NR           1,536,000           1,546,122
                                                                                                     ------------
                                                                                                        2,588,472

------------------------------------------------------------------------------------------------------------------------
 HAWAII--0.6%
 HI COP, Kapolei State Office Building, Series A,
 AMBAC Insured, 5%, 5/1/14                                    Aaa/AAA/AAA           1,000,000             925,170
------------------------------------------------------------------------------------------------------------------------
 ILLINOIS--12.7%
 Chicago, IL BOE GOB, Chicago School Reform
 Project, MBIA Insured, 6.25%, 12/1/11                         Aaa/AAA/A-           1,000,000           1,088,540
------------------------------------------------------------------------------------------------------------------------
 Chicago, IL O'Hare International Airport SPF RRB,
 United Air Lines Project, Series A, 5.35%, 9/1/16               Baa2/BB+           5,100,000           4,661,859
------------------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                Aaa/AAA           1,000,000           1,184,110
------------------------------------------------------------------------------------------------------------------------

13  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
 ILLINOIS Continued
 Cook Cnty., IL High SDI Refunding CAP GOB, Series D,
 FSA Insured, Zero Coupon, 5%, 12/1/08(2)                      Aaa/NR/AAA          $5,040,000         $ 3,130,898
------------------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL RB, Series 413, Inverse Floater, 5.906%,
 11/15/15(1)                                                       NR/AAA           5,000,000           4,222,900
------------------------------------------------------------------------------------------------------------------------
 IL Development FAU SWD RB, Waste Management, Inc.
 Project, 5.05%, 1/1/10                                            P-1/NR           1,500,000           1,388,115
------------------------------------------------------------------------------------------------------------------------
 IL HFAU RRB, Franciscan Sisters Health Care Project,
 Escrowed to Maturity, Series C, MBIA Insured, 6%, 9/1/19         Aaa/AAA           2,000,000           2,101,320
------------------------------------------------------------------------------------------------------------------------
 IL HFAU RRB, Methodist Medical Center, MBIA
 Insured, 5.50%, 11/15/12                                     Aaa/AAA/AAA           1,500,000           1,501,620
------------------------------------------------------------------------------------------------------------------------
 Southwestern IL DAU Hospital RB,
 St. Elizabeth Medical Center, 8%, 6/1/10                            NR/A             500,000             520,460
------------------------------------------------------------------------------------------------------------------------
 Waukegan, IL GOB, MBIA Insured, 7.50%, 12/30/03                    A1/NR           1,000,000           1,089,980
                                                                                                     ------------
                                                                                                       20,889,802


------------------------------------------------------------------------------------------------------------------------
 INDIANA--1.9%
 IN Bond Bank RB, State Revolving Fund Program,
 Series A, 6.875%, 2/1/12                                          NR/AAA           1,135,000           1,250,373
------------------------------------------------------------------------------------------------------------------------
 IN HFFAU RRB, Holy Cross Health System Corp.,
 MBIA Insured, 5.375%, 12/1/12                                Aaa/AAA/AAA           2,000,000           1,979,400
                                                                                                     ------------
                                                                                                        3,229,773


------------------------------------------------------------------------------------------------------------------------
 MAINE--0.5%
 ME Educational LMC Student Loan RRB,
 Series A-4, 6.05%, 11/1/04                                    Aaa/NR/AAA             750,000             782,505
------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--1.1%
 MA Education & HFAU RRB, Partners Healthcare
 System, Series B, 5.25%, 7/1/15                               A1/AA-/AA-           2,000,000           1,860,840
------------------------------------------------------------------------------------------------------------------------
 MICHIGAN--4.1%
 Detroit, MI GORB, Series B, FGIC Insured,
 7%, 4/1/04                                                   Aaa/AAA/AAA           2,000,000           2,192,800
 MI Hospital FAU RRB, Greater Detroit Sinai Hospital,
 Series 1995, 6%, 1/1/08                                       Baa2/NR/A-           2,500,000           2,436,350
------------------------------------------------------------------------------------------------------------------------
 MI Strategic Fund SWD RRB, Genesee Power
 Station Project, 7.50%, 1/1/21                                     NR/NR           2,000,000           2,095,280
                                                                                                     ------------
                                                                                                        6,724,430

------------------------------------------------------------------------------------------------------------------------
 NEBRASKA--1.0%
 NE Higher Education Loan Program RB, Jr. Sub. Lien,
 Series A-6, MBIA Insured, 5.90%, 6/1/03                      Aaa/AAA/AAA           1,570,000           1,620,209


14  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
NEVADA--1.1%
 Clark Cnty., NV PC RRB, Nevada Power Co. Project,
 Series D, 5.30%, 10/1/11                                     NR/BBB-/BBB          $2,000,000         $ 1,859,580
------------------------------------------------------------------------------------------------------------------------
 NEW JERSEY--6.7%
 Bergen Cnty., NJ Utilities WPCAU RRB, Series A,
 FGIC Insured, 5%, 12/15/14                                   Aaa/AAA/AAA             500,000             475,660
------------------------------------------------------------------------------------------------------------------------
 East Orange, NJ BOE COP, FSA Insured, 5.50%, 8/1/12              Aaa/AAA           1,250,000           1,272,387
------------------------------------------------------------------------------------------------------------------------
 NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
 5.60%, 10/1/12                                                     NR/NR           2,500,000           2,393,000
------------------------------------------------------------------------------------------------------------------------
 NJ EDAU RRB, First Mtg. Keswick Pines, 5.60%, 1/1/12               NR/NR             900,000             857,808
------------------------------------------------------------------------------------------------------------------------
 NJ EDAU SPF RB, Continental Airlines, Inc. Project,
 6.25%, 9/15/19                                                    Ba2/BB           1,500,000           1,475,610
------------------------------------------------------------------------------------------------------------------------
 NJ HCF FAU RB, Columbus Hospital, Series A,
 7.50%, 7/1/21                                                       B2/B           1,330,000           1,278,223
------------------------------------------------------------------------------------------------------------------------
 NJ Transportation Trust Fund Authority RB, Series A,
 5%, 6/15/12                                                   Aa2/AA-/AA           3,500,000           3,392,515
                                                                                                     ------------
                                                                                                       11,145,203


------------------------------------------------------------------------------------------------------------------------
 NEW MEXICO--0.3%
 NM Hospital Equipment Loan Council RB, San Juan
 Regional Medical Center, Inc. Project, Prerefunded,
 7.90%, 6/1/11                                                      A3/NR             500,000             538,585
------------------------------------------------------------------------------------------------------------------------
 NEW YORK--18.6%
 NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07              Aaa/AAA/AAA           2,500,000           2,749,500
------------------------------------------------------------------------------------------------------------------------
 NYC GOB, Series H, 5.25%, 3/15/14                                A3/A-/A           2,000,000           1,911,160
------------------------------------------------------------------------------------------------------------------------
 NYC GORB, Series A, AMBAC Insured, 7%, 8/1/07                Aaa/AAA/AAA           2,000,000           2,259,740
------------------------------------------------------------------------------------------------------------------------
 NYC GOUN, Series H, 5.25%, 3/15/15                               A3/A-/A           4,000,000           3,791,000
------------------------------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn.
 Project, 6%, 1/1/08                                              A3/A/A-           2,000,000           2,057,420
------------------------------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group Assn. Project,
 6.10%, 1/1/09                                                    A3/A/A-           2,000,000           2,084,880
------------------------------------------------------------------------------------------------------------------------
 NYS DA RRB, Second Hospital-Jamaica Hospital, Series F,
 5.10%, 2/15/12                                                Baa1/AAA/A           3,000,000           2,849,970
------------------------------------------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6.375%,
 11/1/04                                                          Baa1/A-           2,000,000           2,146,160
------------------------------------------------------------------------------------------------------------------------
 Oneida-Herkimer, NY Solid Waste Management
 Authority RRB, FSA Insured, 5.50%, 4/1/10                    Aaa/AAA/AAA           3,330,000           3,408,721
------------------------------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB, Solvay
 Paperboard LLC Project, 6.80%, 11/1/14                             NR/NR           5,000,000           5,011,150



15  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
 NEW YORK Continued
 PAUNYNJ RB, 117th Series, Second Installment,
 FGIC Insured, 5.125%, 11/15/15                               Aaa/AAA/AAA          $2,500,000         $ 2,365,925
                                                                                                     ------------
                                                                                                       30,635,626


------------------------------------------------------------------------------------------------------------------------
 OHIO--3.2%
 Dayton, OH SPF RRB, Emery Air Freight Corp., Series F,
 6.05%, 10/1/09                                                    NR/BBB           2,500,000          2,548,825
------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., OH HCF RRB, Series B, 6%, 2/1/10                 NR/NR           1,000,000            983,310
------------------------------------------------------------------------------------------------------------------------
 OH Solid Waste RB, Republic Engineered Steels, Inc. Project,
 9%, 6/1/21                                                         NR/NR           1,600,000           1,685,904
                                                                                                     ------------
                                                                                                        5,218,039


------------------------------------------------------------------------------------------------------------------------
 OKLAHOMA--0.6%
 OK Industrial Authority Health Systems RB, Baptist
 Medical Center, Series C, AMBAC Insured, 7%, 8/15/05         Aaa/AAA/AAA             955,000           1,059,582
------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--8.1%
 Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%,
 11/1/18                                                            NR/NR           4,165,000           3,925,846
------------------------------------------------------------------------------------------------------------------------
 PA EDFAU RR RB, Northampton Generating,
 Sr. Lien, Series A, 6.40%, 1/1/09                                NR/BBB-           2,000,000           2,032,120
------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RB, Series 387A, Inverse Floater,
 8.303%, 6/15/12(1)                                                 NR/NR           2,000,000           1,941,800
------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RB, Series 387B, Inverse Floater,
 8.303%, 6/15/14(1)                                                 NR/NR           1,960,000           1,824,486
------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Hospitals & HEFAU RRB, Jeanes Health
 System Project, 6.20%, 7/1/00                                  Baa3/BBB+             700,000             703,955
------------------------------------------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
 Resources, Inc., 6.50%, 1/1/10                                 NR/NR/BB+           2,935,000           2,944,304
                                                                                                     ------------
                                                                                                       13,372,511


------------------------------------------------------------------------------------------------------------------------
 SOUTH CAROLINA--1.0%
 Florence Cnty., SC IDV RB, Stone Container Project,
 7.375%, 2/1/07                                                     NR/NR           1,565,000           1,629,306
------------------------------------------------------------------------------------------------------------------------
 TENNESSEE--1.7%
 Chattanooga-Hamilton Cnty., TN HA RB, Erlanger
 Medical Center, Prerefunded, Series B, FSA Insured,
 Inverse Floater, 9.672%, 5/25/21(1)                          Aaa/AAA/AAA           1,500,000           1,666,875
------------------------------------------------------------------------------------------------------------------------
 Memphis Shelby Cnty., TN Airport Authority RRB,
 Series A, MBIA Insured, 6.25%, 2/15/11                           Aaa/AAA           1,000,000           1,079,860
                                                                                                     ------------
                                                                                                        2,746,735


16 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                                 RATINGS:
                                                                 MOODY'S/
                                                                S&P/FITCH                FACE        MARKET VALUE
                                                               (UNAUDITED)             AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
 TEXAS--2.6%
 Port Corpus Christi, TX IDV Corp. RRB, Valero Energy
 Corp., Series D, 5.125%, 4/1/09                                Baa3/BBB-          $2,000,000         $ 1,917,920
------------------------------------------------------------------------------------------------------------------------
 Tarrant Cnty., TX HFDC RB, Texas Health Resources
 System, Series A, MBIA Insured, 5.75%, 2/15/11               Aaa/AAA/AAA           2,330,000           2,394,890
                                                                                                     ------------
                                                                                                        4,312,810


------------------------------------------------------------------------------------------------------------------------
 UTAH--1.3%
 Davis Cnty., UT Solid Waste Management & Recovery
 RRB, Special Service District, Prerefunded, 6.125%, 6/15/09        Aaa/A           2,000,000           2,151,100
------------------------------------------------------------------------------------------------------------------------
 VERMONT--0.6%
 VT SAC Educational Loan RB, Series A-3, FSA Insured,
 6.25%, 6/15/03                                               Aaa/AAA/AAA             900,000             941,283
------------------------------------------------------------------------------------------------------------------------
 VIRGINIA--1.7%
 Pocahontas Parkway Assn., VA Toll Road CAP RB,
 Sub. Lien, Series C, 5%, 8/15/11                                  NR/A/A           3,000,000           2,850,180
------------------------------------------------------------------------------------------------------------------------
 WASHINGTON--0.6%
 WA PP Supply System RRB, Nuclear Project No. 1,
 5.40%, 7/1/12                                                 Aa1/AA-/AA-          1,000,000             981,860
------------------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.3%
 WV GOB, CAP-Infracture, Series A, FGIC Insured,
 Zero Coupon, 5.38%, 11/1/14(2)                               Aa3/AAA/AAA           1,000,000             434,650
------------------------------------------------------------------------------------------------------------------------
 DISTRICT OF COLUMBIA--1.3%
 DC GOUN, Series A, FSA Insured, 5.50%, 6/1/09                Aaa/AAA/AAA           1,000,000           1,025,930
------------------------------------------------------------------------------------------------------------------------
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 6%, 8/15/12                          Aaa/AAA/AAA           1,000,000           1,063,210
                                                                                                     ------------
                                                                                                        2,089,140


------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--1.0%
 PR CMWLTH GOB, Prerefunded, 6.35%, 7/1/10                         Aaa/AAA          1,500,000           1,656,330
------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $165,100,778)                                         99.0%        163,400,511
------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                          1.0           1,604,668
                                                                                ----------------------------------------
 NET ASSETS                                                                             100.0%       $165,005,179
                                                                                ========================================


17 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


FOOTNOTES TO STATEMENT OF INVESTMENTS


To simplify the listings of securities, abbreviations are used per the table below:

 BOE     Board of Education
 CAP     Capital Appreciation
 CDD     Community Development District
 CFD     Community Facilities District
 CMWLTH  Commonwealth
 COP     Certificates of Participation
 DA      Dormitory Authority
 DAU     Development Authority
 EDAU    Economic Development Authority
 EDFAU   Economic Development Finance Authority
 FAU     Finance Authority
 GP      General Purpose
 GOB     General Obligation Bonds
 GORB    General Obligation Refunding Bonds
 GOUN    General Obligation Unlimited Nts.
 HA      Hospital Authority
 HCF     Health Care Facilities
 HEFAU   Higher Educational Facilities Authority
 HF      Health Facilities
 HFA     Housing Finance Agency
 HFAU    Health Facilities Authority
 HFDC    Health Facilities Development Corp.
 HFFAU   Health Facilities Finance Authority
 IDA     Industrial Development Agency
 IDAU    Industrial Development Authority
 IDV     Industrial Development
 LMC     Loan Marketing Corp.
 MH      Multifamily Housing
 NYC     New York City
 NYS     New York State
 PAUNYNJ Port Authority of New York & New Jersey
 PC      Pollution Control
 PP      Public Power
 RB      Revenue Bonds
 RR      Resource Recovery
 RRB     Revenue Refunding Bonds
 SAC     Student Assistance Corp.
 SCDAU   Statewide Communities Development
         Authority
 SDI     School District
 SPAST   Special Assessment
 SPF     Special Facilities
 SPTX    Special Tax
 SWD     Solid Waste Disposal
 USD     Unified School District
 WPCAU   Water Pollution Control Authority

 1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income.
 Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $12,836,686 or 7.78% of the Fund's net assets as of September 30, 1999.
 2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,954,490 or 1.18% of the Fund's net assets as of September 30, 1999.
 4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

 AS OF SEPTEMBER 30, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $39,163,602 OR 23.73% OF THE FUND'S NET ASSETS.

 See accompanying Notes to Financial Statements.


18  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1999

-----------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $165,100,778)--see accompanying statement                              $ 163,400,511
-----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     134,510
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                               2,537,344
 Shares of beneficial interest sold                                                                       379,787
 Other                                                                                                      6,648
                                                                                                     ------------
 Total assets                                                                                         166,458,800


-----------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Notes payable to bank (interest rate 5.975% at September 30, 1999)--Note 7                               800,000
 Dividends                                                                                                418,336
 Distribution and service plan fees                                                                       100,352
 Shares of beneficial interest redeemed                                                                    62,501
 Shareholder reports                                                                                       35,555
 Transfer and shareholder servicing agent fees                                                             12,564
 Trustees' compensation                                                                                        65
 Other                                                                                                     24,248
                                                                                                     ------------
 Total liabilities                                                                                      1,453,621


-----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $165,005,179
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                     $165,672,469
-----------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                     (2,818)
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                               1,035,795
-----------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Note 3                                                    (1,700,267)
                                                                                                     ------------
 Net assets                                                                                          $165,005,179
                                                                                                     ============


19   OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $124,273,311 and 8,418,818 shares of beneficial interest outstanding)                                      $14.76
 Maximum offering price per share (net asset value plus sales charge
 of 3.50% of offering price)                                                                                $15.30
------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $18,856,119
 and 1,277,746 shares of beneficial interest outstanding)                                                   $14.76
------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $21,875,749
 and 1,484,748 shares of beneficial interest outstanding)                                                   $14.73


 See accompanying Notes to Financial Statements.


20 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

-----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest                                                                                             $ 8,819,212

-----------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees--Note 4                                                                                  756,823
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                                                  285,289
 Class B                                                                                                  171,884
 Class C                                                                                                  210,249
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                                                    123,044
-----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                       58,862
-----------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                              43,129
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               16,844
-----------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                               12,965
-----------------------------------------------------------------------------------------------------------------
 Accounting service fees--Note 4                                                                           12,000
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                     3,383
                                                                                                      -----------
 Other                                                                                                     11,482
-----------------------------------------------------------------------------------------------------------------
 Total expenses                                                                                         1,705,954
 Less expenses paid indirectly--Note 1                                                                    (13,513)
                                                                                                      -----------
 Net expenses                                                                                           1,692,441

-----------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                  7,126,771

-----------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain on:
 Investments                                                                                              340,282
 Closing of futures contracts                                                                             793,498
                                                                                                      -----------
 Net realized gain                                                                                      1,133,780
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                 (10,696,534)
                                                                                                      -----------
 Net realized and unrealized loss                                                                      (9,562,754)

-----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $(2,435,983)
                                                                                                      ===========



See accompanying Notes to Financial Statements.


21   OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                                1999                1998
------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                           $  7,126,771        $  5,499,520
------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                  1,133,780             482,575
------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (10,696,534)          3,511,405
                                                                                 ------------        ------------
 Net increase (decrease) in net assets resulting from operations                   (2,435,983)          9,493,500


------------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS
 Dividends from net investment
 income:
 Class A                                                                           (5,534,424)         (4,499,560)
 Class B                                                                             (668,630)           (417,763)
 Class C                                                                             (818,168)           (635,072)
------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                             (120,985)                 --
 Class B                                                                              (16,601)                 --
 Class C                                                                              (22,404)                 --


------------------------------------------------------------------------------------------------------------------
 BENEFICIAL  INTEREST  TRANSACTIONS
 Net increase in net assets resulting from
 beneficial interest transactions--Note 2:
 Class A                                                                           24,617,737          16,735,997
 Class B                                                                            6,407,741           5,486,022
 Class C                                                                            5,478,559           3,214,639


------------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase                                                                    26,886,842          29,377,763
------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              138,118,337         108,740,574
                                                                                 ------------        ------------
 End of period (including overdistributed net investment
 income of $2,818 and $108,367, respectively)                                    $165,005,179        $138,118,337
                                                                                 ================================


 See accompanying Notes to Financial Statements.


22  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 CLASS A          YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                   $15.65        $15.16       $14.69        $14.69       $14.23
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .72           .69          .80           .79          .79
 Net realized and unrealized gain (loss)                  (.88)          .51          .45          (.01)         .42
                                                        ----------------------------------------------------------------------------
 Total income (loss)
 from investment operations                               (.16)         1.20         1.25           .78         1.21
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                     (.71)         (.71)        (.78)         (.78)        (.75)
 Distributions from net realized gain                     (.02)           --           --            --           --
                                                        ----------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                          (.73)         (.71)        (.78)         (.78)        (.75)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $14.76        $15.65       $15.16        $14.69       $14.69
                                                        ============================================================================


------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                     (1.08)%        8.14%        8.72%         5.41%        8.78%


------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)             $124,273      $106,909      $87,111       $83,253      $80,535
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $118,906     $  97,001      $85,590       $82,217      $79,681
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    4.72%         4.58%        5.35%         5.35%        5.55%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.90%         0.94%(3)     1.02%(3)      1.02%(3)       0.98%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                 10%           53%          31%           53%          55%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $51,293,384 and $15,399,370, respectively.

 See accompanying Notes to Financial Statements.


23  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B         YEAR ENDED SEPTEMBER 30,               1999          1998         1997(5)        1996         1995(6)
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                   $15.65        $15.16       $14.69        $14.69       $14.71
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .62           .59          .67           .66          .06
 Net realized and unrealized gain (loss)                  (.89)          .50          .46            --         (.04)
                                                        ----------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                    (.27)         1.09         1.13           .66          .02
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                     (.60)         (.60)        (.66)         (.66)        (.04)
 Distributions from net realized gain                     (.02)           --           --            --           --
                                                        ----------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                          (.62)         (.60)        (.66)         (.66)        (.04)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $14.76        $15.65       $15.16        $14.69       $14.69
                                                        ----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                     (1.83)%        7.32%        7.88%         4.56%        0.13%


------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)              $18,856       $13,537       $7,690        $2,858         $119
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $17,203       $10,830       $4,763        $1,440         $ 37
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    3.96%         3.92%        4.54%         4.51%        3.87%
 Expenses                                                 1.66%         1.69%(3)     1.79%(3)      1.81%(3)     1.54%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                 10%           53%          31%           53%          55%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $51,293,384 and $15,399,370, respectively.
 5. Per share amounts calculated based on the average shares outstanding during the period.
 6. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

 See accompanying Notes to Financial Statements.


24  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 CLASS C         YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                   $15.62        $15.13       $14.67        $14.67       $14.18
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .61           .58          .66           .68          .69
 Net realized and unrealized gain (loss)                  (.88)          .51          .47          (.01)         .43
                                                        ----------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                    (.27)         1.09         1.13           .67         1.12
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                     (.60)         (.60)        (.67)         (.67)        (.63)
 Distributions from net realized gain                     (.02)           --           --            --           --
                                                        ----------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                          (.62)         (.60)        (.67)         (.67)        (.63)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $14.73        $15.62       $15.13        $14.67       $14.67
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                     (1.84)%        7.34%        7.85%         4.63%        8.13%


------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)              $21,876       $17,673      $13,940       $10,908       $7,618
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $21,036       $16,367      $11,970      $  9,015       $7,437
 Ratios to average net assets:(2)
 Net investment income                                    3.96%         3.85%        4.57%         4.56%        4.64%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.66%         1.69%(3)     1.77%(3)      1.78%(3)     1.88%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                 10%           53%          31%           53%          55%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $51,293,384 and $15,399,370, respectively.
 5. Per share amounts calculated based on the average shares outstanding during the period.
 6. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

 See accompanying Notes to Financial Statements


25  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from Federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


26  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued


2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED SEPTEMBER 30, 1999            YEAR ENDED SEPTEMBER 30, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       3,070,665        $ 47,404,468           2,064,197        $ 31,773,631
 Dividends and/or distributions reinvested    256,517           3,932,257             206,433           3,166,314
 Redeemed                                  (1,738,667)        (26,718,988)         (1,186,120)        (18,203,948)
                                           -----------------------------------------------------------------------------------------
 Net increase                               1,588,515         $24,617,737           1,084,510         $16,735,997
                                           =========================================================================================
 CLASS B
 Sold                                         631,307         $ 9,725,674             412,276         $ 6,321,930
 Dividends and/or distributions reinvested     30,406             465,950              18,206             279,283
 Redeemed                                    (249,024)         (3,783,883)            (72,787)         (1,115,191)
                                           -----------------------------------------------------------------------------------------
 Net increase                                 412,689         $ 6,407,741             357,695         $ 5,486,022
                                           =========================================================================================
 CLASS C
 Sold                                         626,045         $ 9,634,721             517,496         $ 7,934,925
 Dividends and/or distributions reinvested     37,914             580,815              32,194             492,861
 Redeemed                                    (310,316)         (4,736,977)           (339,701)         (5,213,147)
                                           -----------------------------------------------------------------------------------------
 Net increase                                 353,643         $ 5,478,559             209,989         $ 3,214,639
                                           =========================================================================================


--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES
 As of September 30, 1999, net unrealized depreciation on securities of $1,700,267 was composed of gross appreciation of $3,281,947, and gross depreciation of $4,982,214.

--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 1999, was 0.48% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


28  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE         CLASS A       COMMISSIONS      COMMISSIONS      COMMISSIONS
                                    FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                                SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                   ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED                            SHARES      DISTRIBUTOR    DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 September 30, 1999                  $368,060          $78,085         $168,115         $184,312          $79,689

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                            CLASS B                            CLASS C
                          CONTINGENT DEFERRED                CONTINGENT DEFERRED                CONTINGENT DEFERRED
                                SALES CHARGES                      SALES CHARGES                      SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
 September 30, 1999                    $3,362                           $35,208                            $6,754

         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $285,289, all of which was paid by the Distributor to recipients. That included $36,054 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


29  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS continued

--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                                DISTRIBUTOR'S        DISTRIBUTOR'S
                                                                                    AGGREGATE         UNREIMBURSED
                                                                                 UNREIMBURSED        EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES        OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN             OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                $171,884            $143,358            $338,433                1.79%
 Class C Plan                                 210,249             106,410             334,692                1.53
------------------------------------------------------------------------------------------------------------------------------------

 5. FUTURES CONTRACTS
 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.


30  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $1,352,749, which represents 0.82% of the Fund's net assets.

--------------------------------------------------------------------------------
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
         The Fund had borrowings outstanding of $800,000 at September 30, 1999.


31  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER INTERMEDIATE MUNICIPAL FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Municipal Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for the period October 1, 1994 to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




 DELOITTE & TOUCHE LLP


 Denver, Colorado
 October 21, 1999


32  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

-------------------------------------------------------------------------------
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report information to the Internal Revenue Service.
        Distributions of $0.0760, $0.0663 and $0.0664 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1998, of which $0.0173 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
        None of the dividends paid by the Fund during the fiscal year ended September 30, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.


33  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 A SERIES OF OPPENHEIMER MUNICIPAL FUND

--------------------------------------------------------------------------------
 OFFICERS AND TRUSTEES         James C. Swain, Trustee and Chairman of the Board
                               Bridget A. Macaskill, Trustee and President
                               William H. Armstrong, Trustee
                               Robert G. Avis, Trustee
                               William A. Baker, Trustee
                               George C. Bowen, Trustee
                               Jon S. Fossel, Trustee
                               Sam Freedman, Trustee
                               Raymond J. Kalinowski, Trustee
                               C. Howard Kast, Trustee
                               Robert M. Kirchner, Trustee
                               Ned M. Steel, Trustee
                               Caryn R. Halbrecht, Vice President
                               Andrew J. Donohue, Vice President and Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
 INVESTMENT ADVISOR            OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
 DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
 SERVICING AGENT
--------------------------------------------------------------------------------
 CUSTODIAN OF                  Citibank, N.A.
 PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS          Deloitte & Touche LLP
--------------------------------------------------------------------------------
 LEGAL COUNSEL                 Myer, Swanson, Adams and Wolf, P.C.

                               This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.







34  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY
                                  Developing Markets Fund                 Global Fund
                                  International Small Company Fund        Quest Global Value Fund
                                  Europe Fund                             Global Growth & Income Fund
                                  International Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY
                                  Stock                                   Stock & Bond
                                  Enterprise Fund(1)                      Main Street(R)Growth & Income Fund
                                  Discovery Fund                          Quest Opportunity Value Fund
                                  Main Street(R)Small Cap Fund             Total Return Fund
                                  Quest Small Cap Value Fund              Quest Balanced Value Fund
                                  MidCap Fund                             Capital Income Fund(2)
                                  Capital Appreciation Fund               Multiple Strategies Fund
                                  Growth Fund                             Disciplined Allocation Fund
                                  Disciplined Value Fund                  Convertible Securities Fund
                                  Quest Value Fund
                                  Trinity Growth Fund                     Specialty
                                  Trinity Core Fund                       Real Asset Fund
                                  Trinity Value Fund                      Gold & Special Minerals Fund

------------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME
                                  Taxable                                 Municipal
                                  International Bond Fund                 California Municipal Fund(3)
                                  World Bond Fund                         Main Street California Municipal Fund3
                                  High Yield Fund                         Florida Municipal Fund3
                                  Champion Income Fund                    New Jersey Municipal Fund3
                                  Strategic Income Fund                   New York Municipal Fund3
                                  Bond Fund                               Pennsylvania Municipal Fund3
                                  Senior Floating Rate Fund               Municipal Bond Fund
                                  U.S. Government Trust                   Insured Municipal Fund
                                  Limited-Term Government Fund            Intermediate Municipal Fund

                                                                          Rochester Division
                                                                          Rochester Fund Municipals
                                                                          Limited Term New York Municipal Fund

------------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)
                                  Money Market Fund                       Cash Reserves

 1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
 2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity
 Income  Fund."
 3.  Available  to  investors  only  in  certain  states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.


 (C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.





35  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

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

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

[LOGO] OPPENHEIMERFUNDS (R)
       DISTRIBUTOR, INC.


RA0860.001.0999  November 29, 1999